IAI Investment Funds, VI, Inc.
                                                               File No. 33-40496

                        SUPPLEMENT DATED FEBRUARY 2, 2000
                     TO THE PROSPECTUS DATED AUGUST 1, 1999
                                       OF
                                IAI BALANCED FUND
         MANAGEMENT OF FUND INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS

The following replaces the disclosure on page 16 of the Fund's current Prospectus concerning the management of Fund investments in securities of foreign issuers:

Peter Norton has responsibility for the Fund's investments in securities of foreign issuers. Mr. Norton, who joined IAI International in 1996, is a Senior Vice President, International Equity Investments. Prior to joining
IAI International, Mr. Norton was an Assistant Director and Analyst at Nomura International Limited from 1994 to 1996.